UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchang Act of 1934
Date of Report (Date of earliest event reported):August 31 ,2010 (August 1, 2010)

HONG KONG WINALITE GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-83375	87-0575571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

606, 6/F Ginza Plaza,2A Sai Yeung Choi Street South Mongkok,Kowloon,Hong kong
(Address of principal executive offices) (Zip Code)

(852) 2388-3928
(Registrant’s telephone number,including area code）

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 1, 2010, HONG KONG WINALITE GROUP, INC. (the “Company”) received notification from Mr. Wei Li that effective immediately; he resigned from his positions as Secretary of the Board of Directors of Company. There were no disagreements between Mr. Li and the company on any matter relating to the company’s operations, policies or practices, which resulted in his resignation.

Effective as August 1, 2010, the Board of Directors of the Company appointed Ge Wen as Secretary of the Board of Directors to fill the vacancy on the Board of Directors created by the resignation of Mr. Wei Li.

Mr. Wen, age 42, has 20 years of financial management experience, especially in financial management, enterprise planning, company strategy setting, and fund procurement and use.  Mr. Wen also has a background in auditing, risk control and financial accounting.  Before joining the Company, Mr. Wen served as the financial director of Global Finance Center and the secretary of the Board of Directors of the Tiens Group USA Inc. from June 2007 to November 2009.  From April 2006 to May 2007, Mr. Wen was the Director of Accounting and Planning in the Shanghai region for China Vanke Company Limited, a large real estate development company in China.  From March 2000 to April 2006, Mr. Wen was financial controller of TD Asset Management Inc., an investment management firm.  Mr. Wen also worked from November 1990 to July 1993 as the accounting manager in the Commercial Bank of Hong Kong and as a manager in Deloitte Touche Tohmatsu’s Shenzhen Office from September 1993 to October 1996.  Mr. Wen obtained a Bachelor’s degree in Accounting from Jiangxi Financial University and a Master of Science degree in Accounting from the University of St. Thomas in the United States.  Mr. Wen is a certified public accountant in China.

Mr. Wen’s monthly salary will be HKD15,000.  Following confirmation of Mr. Wen’s employment after a one-month probationary period, Mr. Wen’s employment with the Company may be terminated with one month’s prior written notice.  Mr. Wen has agreed not to engage in the conduct of any business other than the Company’s business without the Company’s prior written consent.  In addition, Mr. Wen has agreed not to: (i) associate in the business of the Company’s distributors; (ii) hold multi-level marketing distributorship with the Company; or (iii) act as an advisor for any other multi-level marketing companies.  A copy of Mr. Wen’s agreement with the Company is attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.2.

Item 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits.10.1

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HONG KONG WINALITE GROUP,INC
By:/s/Jingjun Hu

Date: August 31, 2010	Name: Jingjun HU
Title: Chairman